BLACKROCK LIQUIDITY FUNDS

TempFund

Supplement Dated December 29, 2011 to the

Prospectuses Dated February 28, 2011

The Prospectuses of TempFund are amended as follows:

Effective January 12, 2012, the section entitled “Details About the Funds—Investment Process” is amended as set forth below:

The second paragraph is revised to delete the requirement that securities purchased by TempFund be rated in the highest rating category by all NRSROs that rate the security. The second paragraph is replaced in its entirety with the following:

Securities purchased by each of TempFund, TempCash and MuniFund (or the issuers of such securities) will be First Tier Eligible Securities as defined in Rule 2a-7 under the 1940 Act. First Tier Securities include any Eligible Security as defined in Rule 2a-7 under the 1940 Act that:

▪	has ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by credit supports with such ratings) in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”), or one NRSRO, if the security or guarantee was only rated by one NRSRO;
▪	is a security that is issued or guaranteed by a person with such ratings;
▪	is a security without such short-term ratings that has been determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board;
▪	is a security issued by other open-end investment companies that invest in the type of obligations in which the Fund may invest; or
▪	is a security issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

Shareholders should retain this Supplement for future reference.

BRLF-P-1211SUP